                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC2

                                   [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                   MAY 25, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                                   TERM SHEET
                                  MAY 25, 2004

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC2

                           $575,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                     PRINCIPAL                            EXPECTED   STATED
                                     WAL (YRS)         WINDOW                              FINAL     FINAL    EXPECTED RATINGS
             APPROX                  (CALL(4)/       (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY      (MOODY'S
  CLASS     SIZE ($)      COUPON     MATURITY)       MATURITY)        DELAY    ACCRUAL      (4)       (5)          /S&P)
---------  -----------  ----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
CLASS A-1  321,788,000                           Information not provided hereby                                  [Aaa/AAA]

CLASS A-2  150,000,000  LIBOR + []  2.36 / 2.65   1 - 80 / 1 - 194      0     Actual/360  02/2011   05/2035      [Aaa/AAA]
                         (1), (2)
CLASS M-1   38,525,000  LIBOR + []  4.71 / 5.24  41 - 80 / 41 - 159     0     Actual/360  02/2011   05/2035       [Aa2/AA]
                         (1), (3)
CLASS M-2   31,913,000  LIBOR + []  4.59 / 5.05  39 - 80 / 39 - 142     0     Actual/360  02/2011   05/2035        [A2/A]
                         (1), (3)
CLASS M-3    9,775,000  LIBOR + []  4.54 / 4.91  38 - 80 / 38 - 119     0     Actual/360  02/2011   05/2035        [A3/A-]
                         (1), (3)
CLASS B-1   15,813,000  LIBOR + []  4.52 / 4.73  37 - 80 / 37 - 108     0     Actual/360  02/2011   05/2035      [Baa2/BBB]
                         (1), (3)
CLASS B-2    7,186,000  LIBOR + []  4.28 / 4.28  37 - 80 / 37 - 80      0     Actual/360  02/2011   05/2035      [Baa3/BBB-]
                         (1), (3)
           -----------
TOTAL      575,000,000
           -----------
OFFERED:

1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1 and Class A-2 Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)    Assumes latest maturity date of any Mortgage Loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659     scott_soltas@ml.com
Charles Sorrentino                 212-449-3659     charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752     matthew_whalen@ml.com
Paul Park                          212-449-6380     paul_park@ml.com
Tom Saywell                        212-449-2122     tom_saywell@ml.com
Alan Chan                          212-449-8140     alan_chan@ml.com
Fred Hubert                        212-449-5071     fred_hubert@ml.com
Alice Chu                          212-449-1701     alice_chu@ml.com
Sonia Lee                          212-449-5067     sonia_lee@ml.com
Amanda de Zutter                   212-449-0425     amanda_dezutter@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TITLE OF OFFERED      Specialty Underwriting & Residential Finance ("SURF"),
CERTIFICATES          Mortgage Loan Asset-Backed Certificates, Series 2004-BC2,
                      consisting of:
                      Class A-1 Certificates,
                      Class A-2 Certificates (together, with the Class A-1
                      Certificates, the "Class A Certificates"),
                      Class M-1, Class M-2 and Class M-3 Certificates
                      (collectively, the "Class M Certificates"),
                      Class B-1 and Class B-2 Certificates (collectively, the
                      "Class B Certificates")

UNDERWRITERS          Merrill Lynch, Pierce, Fenner & Smith Incorporated, and
                      Countrywide Securities Corporation

DEPOSITOR             Merrill Lynch Mortgage Investors, Inc.

SELLER                Merrill Lynch Mortgage Capital Inc.

SERVICER              Litton Loan Servicing, LP

TRUSTEE               J.P. Morgan Chase Bank

CUT-OFF DATE          June 1, 2004

PRICING DATE          [On or about May 26, 2004]

CLOSING DATE          On or about June 24, 2004

DISTRIBUTION DATES    Distribution of principal and interest on the
                      certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2004.

ERISA CONSIDERATIONS  The offered certificates will be ERISA eligible as of the
                      Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT      The offered certificates will not constitute
                      "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS            For federal income tax purposes, the Trust Fund will
                      include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION  The Trustee will attempt to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and
                      (iii) certain other amounts specified in the prospectus supplement.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

MORTGAGE LOANS          The mortgage pool will consist of fixed rate and
                        adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") originated under the SURF program and will be serviced by Litton Loan
                        Servicing, L.P. The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately
                        $582,808,654, as of May 1, 2004 ("Statistical
                        Calculation Date"). The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $575,000,000.

TOTAL DEAL SIZE         Approximately $575,000,000

ADMINISTRATIVE FEES     The Servicer, Trustee will be paid fees aggregating
                        approximately 50.00 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

                        1.    Excess interest
                        2.    Over-Collateralization
                        3.    Subordination

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates (commencing with the distribution date in [January 2005]) until the O/C target is reached, resulting in a limited acceleration of principal of the Certificates relative to the Mortgage Loans. Once the O/C target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the O/C target amount (i.e., 1.25% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

                        Initial:  0.00% of original balance
                        Target: 1.25% of original balance before stepdown (1.90% of original balance if Step Up Trigger occurs before stepdown), 2.50% of current balance after stepdown (3.80% of original balance if Step Up Trigger occurs after stepdown)
                        Floor: 0.50% of original balance

STEP UP TRIGGER EVENT   A Step Up Trigger Event is in effect on any Distribution
< Preliminary and       Date on or after the occurrence of the following: the
Subject to Revision >   aggregate Realized Losses incurred from the Cut-off Date
                        through the last day of the calendar month preceding such Distribution Date as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date equals or exceeds the following percentages:

DISTRIBUTION DATE OCCURRING                      LOSS PERCENTAGE
---------------------------   -----------------------------------------------------
July 2005 - June 2006         [1.35%] with respect to July 2005, plus an additional
                              1/12th of [1.15%] for each month thereafter
July 2006 - June 2007         [2.50%] with respect to July 2006, plus an additional
                              1/12th of [1.75%] for each month thereafter
July 2007 - June 2008         [4.25%] with respect to July 2007, plus an additional
                              1/12th of [1.50%] for each month thereafter
July 2008 - June 2009         [5.75%] with respect to July 2008, plus an additional
                              1/12th of [1.75%] for each month thereafter
July 2009 - June 2010         [7.50%] with respect to July 2009, plus an additional
                              1/12th of [0.75%] for each month thereafter
July 2010 and thereafter      [8.25%]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

SUBORDINATION:

 CLASSES    RATING (M/S)   SUBORDINATION (1)   SUBORDINATION (2)
---------   ------------   -----------------   -----------------
 Class A      [Aaa/AAA]         19.20%              19.85%
Class M-1      [Aa2AA]          12.50%              13.15%
Class M-2      [A2/A]            6.95%               7.60%
Class M-3      [A3/A-]           5.25%               5.90%
Class B-1    [Baa2/BBB]          2.50%               3.15%
Class B-2    [Baa3/BBB-]         1.25%               1.90%

(1) includes OC target

(2) includes OC target (after Step Up Trigger occurs)

CLASS SIZES:

 CLASSES    RATING (M/S)   CLASS SIZES
---------   ------------   -----------
 Class A     [Aaa/AAA]        82.05%
Class M-1     [Aa2AA]          6.70%
Class M-2      [A2/A]          5.55%
Class M-3     [A3/A-]          1.70%
Class B-1    [Baa2/BBB]        2.75%
Class B-2   [Baa3/BBB-]        1.25%

INTEREST ACCRUAL        For the Offered Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

COUPON STEP UP          If the optional termination of the Certificates does not
                        occur on the first distribution date on which it can occur, (i) the margins on the Class A-1 and Class A-2
                        Certificates will increase to 2x their respective margins, and (ii) the margins on the Class M-1, Class
                        M-2, Class M-3, Class B-1, and Class B-2 Certificates will increase to 1.5x their respective margins, in each case on the following Distribution Date.

AVAILABLE FUNDS CAP     The pass-through rates of the Class A-1, Class A-2,
                        Class M-1, Class M-2, Class M-3, Class B-1, and Class
                        B-2 Certificates on any Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT            The trust fund will own a one-month LIBOR cap contract
                        purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month
                        LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page
                        35. Payments received on the cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the Available Funds Cap, as described herein
                        (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                        Certificates after the Class M and Class B Certificates have been written down to zero).

MAXIMUM RATE CAP        The pass-through rate of the Class A-1, Class A-2, Class
                        M-1, Class M-2, Class M-3, Class B-1, and Class B-2
                        Certificates will also be subject to the "Maximum Rate
                        Cap", which is a per annum rate equal to the product of
                        (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, and
                        (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

SHORTFALL               If on any Distribution Date the pass-through rate is
REIMBURSEMENT           limited by the Available Funds Cap, the amount of such
                        interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A)
                        One Month LIBOR and (B) 8.985% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 35), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY       1.    Repayment of any unreimbursed Servicer advances.
< Preliminary and       2.    Servicing Fees and Loss Mitigation Advisor Fees.
Subject to Revision >   3.    Available interest funds, as follows: monthly
                              interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
                              Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates.
                        4.    Available principal funds, as follows: monthly
                              principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1
                              Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                        5.    Excess interest in the order as described under
                              "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.
                        6.    Excess interest to pay subordinate principal
                              shortfalls.
                        7.    Excess interest to pay Carryover resulting from
                              imposition of the Available Funds Cap.
                        8.    Any remaining amount will be paid in accordance
                              with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the Distribution Date in January 2005) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      "Group A Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      "Group B Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, and sixth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A     38.40% (39.70% if Step Up Trigger occurs)
CLASS M-1   25.00% (26.30% if Step Up Trigger occurs)
CLASS M-2   13.90% (15.20% if Step Up Trigger occurs)
CLASS M-3   10.50% (11.80% if Step Up Trigger occurs)
CLASS B-1    5.00% (6.30% if Step Up Trigger occurs)
CLASS B-2    2.50% (3.80% if Step Up Trigger occurs)

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the July 2007 Distribution Date; and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Senior
CLASS PRINCIPAL         Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION            principal balance of the subordinate Certificates and
DATE                    the O/C amount divided by the aggregate stated principal
                        balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage
                        (including O/C), which is equal to two times the initial
                        AAA subordination percentage.

                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                        38.40% (39.70% if Step Up Trigger occurs) or
                        (17.95%+1.25%)*2 or (17.95%+1.90%)*2, if Step Up Trigger
                        occurs

STEP DOWN LOSS          The situation that exists with respect to any
TRIGGER EVENT           Distribution Date after the Stepdown Date, if (a) the
< Preliminary and       quotient of (1) the aggregate Stated Principal Balance
Subject to Revision >   of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [44.5%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                        (2) the aggregate principal balance of the Mortgage
                        Loans as of the Cut-off Date exceeds the Required Loss
                        Percentage.

DISTRIBUTION DATE OCCURRING   LOSS PERCENTAGE
---------------------------   ---------------
July 2007 - June 2008         [3.25%] with respect to July 2007, plus an additional
                              1/12th of [1.75%] for each month thereafter
July 2008 - June 2009         [5.00%] with respect to July 2008, plus an additional
                              1/12th of [1.25%] for each month thereafter
July 2009 - June 2010         [6.25%] with respect to July 2009, plus an additional
                              1/12th of [0.50%] for each month thereafter
July 2010 and thereafter      [6.75%]

                      (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

PROSPECTUS              The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the Mortgage Loans and the
                        related mortgaged properties as of the Statistical
                        Calculation Date, except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance   $582,808,654
Aggregate Original Principal Balance      $583,130,781
Number of Mortgage Loans                         4,094

                                MINIMUM   MAXIMUM    AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $12,975   $801,500   $   142,435
Outstanding Principal Balance   $12,975   $801,500   $   142,357

                                MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                -------   -------   --------------------
Original Term (mos)                 120       360                    352
Stated remaining Term
(mos)(5)                            115       359                    348
Loan Age (mos)(5)                     1        10                      3
Current Interest Rate             4.600%   13.690%                 7.192%
Initial Interest Rate
Cap (3)                           1.000%    6.000%                 2.919%
Periodic Rate Cap (3)             1.000%    2.000%                 1.069%
Gross Margin (3)                  3.250%   11.905%                 6.763%
Maximum Mortgage Rate (3)        10.600%   17.425%                13.292%
Minimum Mortgage Rate (3)         4.600%   11.325%                 7.091%
Months to Roll (3)(5)                14        35                     22
Original Loan-to-Value            13.95%   100.00%                 82.75%
Credit Score (4)                    498       806                    618

                EARLIEST    LATEST
                --------   --------
Maturity Date   01/25/14   05/01/34

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                           97.32%
2nd Lien                            2.68%

  OCCUPANCY     PERCENT OF MORTGAGE POOL
-------------   ------------------------
Primary                            93.70%
Second Home                         1.33%
Investment                          4.97%

LOAN TYPE       PERCENT OF MORTGAGE POOL
-------------   ------------------------
Fixed Rate                         26.32%
ARM                                73.68%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing                       85.74%
Interest-Only                          11.95%
Balloon                                 2.30%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2003                                      8.79%
2004                                     91.21%

    LOAN PURPOSE        PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                                   32.67%
Refinance - Rate Term                       8.40%
Refinance - Cashout                        58.92%

     PROPERTY TYPE         PERCENT OF MORTGAGE POOL
------------------------   ------------------------
Single Family                                 77.39%
Rowhouse                                       0.18%
Townhouse                                      0.59%
Condominium                                    3.81%
Two-to Four-Family                             4.45%
Planned Unit Development                      13.30%
Manufactured Housing                           0.27%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

(5) As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
6.000% or less                      530  $102,607,675       17.61%    5.749%      645  $   193,599     79.25%         73.69%
6.001% to 6.500%                    508    92,258,298       15.83     6.343       629      181,611     79.76          62.74
6.501% to 7.000%                    734   122,480,270       21.02     6.839       613      166,867     82.48          64.03
7.001% to 7.500%                    543    82,321,728       14.13     7.323       610      151,605     83.61          56.52
7.501% to 8.000%                    532    69,544,578       11.93     7.810       606      130,723     84.53          61.75
8.001% to 8.500%                    327    36,381,021        6.24     8.304       605      111,257     84.84          58.07
8.501% to 9.000%                    291    30,645,910        5.26     8.823       598      105,312     85.20          62.44
9.001% to 9.500%                    203    20,098,946        3.45     9.319       598       99,010     87.43          48.15
9.501% to 10.000%                   171    13,940,873        2.39     9.798       606       81,526     87.94          54.09
10.001% to 10.500%                   98     5,524,537        0.95    10.301       631       56,373     94.05          33.84
10.501% to 11.000%                   85     3,980,589        0.68    10.897       639       46,830     95.89          39.69
11.001% to 11.500%                   20     1,000,511        0.17    11.223       600       50,026     91.33          71.79
11.501% to 12.000%                   24       981,002        0.17    11.891       637       40,875     99.84          42.25
12.001% to 12.500%                   12       376,677        0.06    12.331       648       31,390    100.00          40.91
12.501% to 13.000%                   14       590,244        0.10    12.888       642       42,160     94.27           4.57
13.001% to 13.500%                    1        49,800        0.01    13.250       629       49,800    100.00           0.00
13.501% to 14.000%                    1        25,995        0.00    13.690       664       25,995    100.00           0.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.600% per annum to 13.690% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.192% per annum.

REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
       RANGE OF                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
   REMAINING MONTHS        NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
  TO STATED MATURITY     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
109 to 120                            9      $625,066        0.11%    6.811%      628  $    69,452     66.71%         88.77%
169 to 180                          387    21,262,544        3.65     9.395       648       54,942     91.39          45.74
229 to 240                           84     7,101,736        1.22     7.926       618       84,544     81.22          65.73
289 to 300                            8     1,236,189        0.21     6.678       593      154,524     77.26          79.72
349 to 360                         3606   552,583,119       94.81     7.099       617      153,240     82.47          62.92
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
   RANGE OF ORIGINAL                      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
        MORTGAGE           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
LOAN PRINCIPAL BALANCES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
$50,000 or less                     411  $ 15,533,048        2.67%    9.617%      633  $    37,793     86.75%         51.44%
$50,001 to $100,000                1155    87,246,083       14.97     7.882       614       75,538     82.94          74.68
$100,001 to $150,000               1025   126,904,467       21.77     7.313       613      123,809     82.73          68.83
$150,001 to $200,000                641   111,016,925       19.05     7.013       618      173,193     81.44          59.39
$200,001 to $250,000                376    83,946,235       14.40     6.967       614      223,261     82.20          58.34
$250,001 to $300,000                209    57,237,173        9.82     6.777       627      273,862     82.82          49.82
$300,001 to $350,000                134    43,394,417        7.45     6.822       626      323,839     84.32          55.80
$350,001 to $400,000                 99    37,308,399        6.40     6.579       625      376,853     84.27          55.49
$400,001 to $450,000                 25    10,584,045        1.82     6.917       617      423,362     84.49          71.66
$450,001 to $500,000                 14     6,623,959        1.14     6.327       647      473,140     80.73          63.47
$500,001 to $550,000                  2     1,053,469        0.18     5.685       622      526,734     86.71         100.00
$550,001 to $600,000                  2     1,158,935        0.20     6.509       691      579,467     70.88         100.00
$800,001 to $850,000                  1       801,500        0.14     6.250       632      801,500     70.00         100.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,975 to approximately $801,500 and the average outstanding principal balance of the Mortgage Loans was approximately $142,357.

PRODUCT TYPES

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PRODUCT TYPES         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Balloon Loans                       279  $ 13,428,456        2.30%   10.317%      659  $    48,131     99.32%         44.21%
10 to 14 Year Fixed Loans             9       625,066        0.11     6.811       628       69,452     66.71          88.77
15 to 19 Year Fixed Loans           108     7,834,088        1.34     7.815       627       72,538     77.79          48.35
20 to 24 Year Fixed Loans            84     7,101,736        1.22     7.926       618       84,544     81.22          65.73
25 to 29 Year Fixed Loans             8     1,236,189        0.21     6.678       593      154,524     77.26          79.72
30 Year Fixed Loans                 844   123,149,062       21.13     7.115       628      145,911     81.03          70.71
2/28 LIBOR ARM                    2,429   374,418,170       64.24     7.123       613      154,145     83.04          61.21
3/27 LIBOR ARM                      333    55,015,887        9.44     6.903       625      165,213     81.81          57.13
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
  STATE DISTRIBUTIONS      NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Alabama                              80  $  8,560,833        1.47%    7.953%      600  $   107,010     84.21%         62.72%
Arizona                              96    11,132,922        1.91     6.909       641      115,968     84.67          43.04
Arkansas                             33     2,801,886        0.48     7.883       626       84,906     84.88          73.24
California                          630   124,112,828       21.30     6.512       639      197,004     81.05          55.38
Colorado                             58     8,267,476        1.42     6.896       620      142,543     82.83          76.06
Connecticut                          82    13,731,019        2.36     7.305       606      167,451     82.59          68.80
Delaware                             12     1,532,948        0.26     7.515       583      127,746     80.40          75.62
District of Columbia                 14     2,401,536        0.41     8.155       597      171,538     73.28          72.03
Florida                             357    46,142,672        7.92     7.537       616      129,251     82.55          50.63
Georgia                             293    37,816,410        6.49     7.606       610      129,066     83.16          60.08
Idaho                                 1       148,000        0.03     6.375       682      148,000     80.00           0.00
Illinois                            191    29,097,454        4.99     7.132       624      152,343     84.03          69.87
Indiana                              89     7,908,550        1.36     7.596       618       88,860     86.50          79.00
Iowa                                 15     1,192,352        0.20     7.562       600       79,490     85.53          90.77
Kansas                               22     2,472,818        0.42     7.480       622      112,401     85.59          60.05
Kentucky                             46     4,056,731        0.70     7.546       607       88,190     86.23          76.80
Louisiana                            49     4,460,338        0.77     8.143       588       91,027     79.43          78.24
Maine                                14     1,385,389        0.24     7.211       586       98,956     80.65          54.13
Maryland                            157    25,155,875        4.32     7.221       603      160,229     81.24          74.95
Massachusetts                        91    20,431,847        3.51     7.093       602      224,526     79.08          54.72
Michigan                            149    18,228,653        3.13     7.346       610      122,340     85.73          71.55
Minnesota                            82    12,407,723        2.13     7.077       616      151,314     81.78          56.88
Mississippi                          38     3,031,968        0.52     8.233       598       79,789     85.26          84.83
Missouri                             66     6,703,780        1.15     7.604       607      101,572     84.34          68.01
Montana                               2        80,000        0.01     7.425       602       40,000     84.00         100.00
Nebraska                              5       406,065        0.07     7.728       612       81,213     83.09         100.00
Nevada                               74    11,984,086        2.06     7.163       635      161,947     84.58          50.87
New Hampshire                        30     4,464,334        0.77     7.419       600      148,811     76.13          58.18
New Jersey                           43     9,382,716        1.61     7.616       625      218,203     84.89          43.91
New Mexico                            3       278,693        0.05     8.339       662       92,898     78.04           0.00
New York                            125    25,335,453        4.35     7.127       615      202,684     82.89          57.54
North Carolina                      123    13,728,128        2.36     7.688       611      111,611     83.25          61.42
Ohio                                189    20,048,746        3.44     7.355       611      106,078     86.41          77.00
Oklahoma                             14     1,737,458        0.30     7.526       608      124,104     79.28          46.61
Oregon                               28     4,075,577        0.70     6.835       633      145,556     85.74          66.90
Pennsylvania                        125    15,031,725        2.58     7.454       599      120,254     81.56          81.67
Rhode Island                         38     6,808,069        1.17     7.069       597      179,160     79.68          74.19
South Carolina                       99    10,603,553        1.82     7.830       602      107,107     83.58          64.04
Tennessee                            98    10,187,613        1.75     7.602       614      103,955     84.13          72.13
Texas                               107    10,715,833        1.84     7.874       629      100,148     85.48          45.20
Utah                                 17     2,310,941        0.40     6.792       630      135,938     85.99          72.40
Virginia                            173    25,440,196        4.37     7.300       602      147,053     84.18          75.90
Washington                           63     8,541,787        1.47     6.739       638      135,584     84.40          64.66
West Virginia                        11     1,228,932        0.21     7.321       601      111,721     82.91          82.91
Wisconsin                            61     7,133,241        1.22     7.104       616      116,938     82.40          69.92
Wyoming                               1       103,500        0.02     6.625       579      103,500     90.00         100.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

No more than approximately 0.33% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
   RANGE OF ORIGINAL       NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 LOAN-TO-VALUE RATIOS    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
50.00% or less                      100  $  9,948,187        1.71%    7.164%      597  $    99,482     40.50%         54.31%
50.01% to 55.00%                     37     4,466,478        0.77     7.220       590      120,716     53.00          60.49
55.01% to 60.00%                     64     8,357,736        1.43     6.979       608      130,590     57.97          56.36
60.01% to 65.00%                     87    13,475,009        2.31     6.880       611      154,885     63.21          52.36
65.01% to 70.00%                    203    28,430,504        4.88     6.985       597      140,052     68.52          56.18
70.01% to 75.00%                    258    37,130,137        6.37     7.105       600      143,915     73.90          55.27
75.01% to 80.00%                   1074   168,347,109       28.89     6.597       633      156,748     79.72          57.44
80.01% to 85.00%                    543    82,460,682       14.15     7.140       596      151,861     84.31          72.93
85.01% to 90.00%                    988   155,444,933       26.67     7.496       615      157,333     89.66          59.65
90.01% to 95.00%                    282    42,071,424        7.22     7.579       632      149,189     94.71          82.50
95.01% to 100.00%                   458    32,676,454        5.61     8.912       655       71,346     99.86          70.39
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.95% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.68% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.62%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     LOAN PURPOSE        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Refinance - Cashout               2,287  $343,416,950       58.92%    7.087%      607  $   150,160     81.21%         67.87%
Purchase                          1,480    90,409,329       32.67     7.404       638      128,655     85.48          51.31
Refinance - Rate/Term               327    48,982,375        8.40     7.102       619      149,793     82.90          67.09
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

PROPERTY TYPE

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PROPERTY TYPE       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV          DOC
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Single Family                     3,258  $451,052,088       77.39%    7.178%      617  $   138,444     82.78%         63.24%
Rowhouse                             10     1,056,878        0.18     8.046       573      105,688     79.66          90.73
Townhouse                            32     3,417,009        0.59     7.333       600      106,782     82.97          92.63
Condominium                         161    22,227,410        3.81     7.073       638      138,058     83.04          66.66
Two- to Four-Family                 142    25,958,837        4.45     7.332       636      182,809     79.13          51.77
Manufactured Housing                 21     1,571,169        0.27     7.510       645       74,818     80.83         100.00
Planned Unit Development            470    77,525,262       13.30     7.236       617      164,947     83.78          57.32
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

DOCUMENTATION

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     DOCUMENTATION       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV          DOC
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Full Documentation                2,634  $363,631,755       62.39%    7.076%      608  $   138,053     83.48%        100.00%
Stated Documentation               1414   208,542,385       35.78     7.422       637      147,484     81.40           0.00
Lite Documentation                   46    10,634,514        1.82     6.642       626      231,185     83.92           0.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

OCCUPANCY

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
       OCCUPANCY         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV          DOC
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Primary                           3,739  $546,081,388       93.70%    7.156%      617  $   146,050     82.95%         62.76%
Investment                          302    28,969,541        4.97     7.694       647       95,926     79.37          62.05
Second Home                          53     7,757,725        1.33     7.874       615      146,372     81.44          37.72
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
   MORTGAGE LOAN AGE       NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
        SUMMARY          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
1                                    99  $ 13,590,440        2.33%    6.842%      623  $   137,277     83.73%         52.66%
2                                 1,288   191,506,779       32.86     6.864       623      148,685     82.31          63.49
3                                 1,142   164,949,152       28.30     7.194       615      144,439     83.05          64.07
4                                 1,148   156,914,877       26.92     7.423       615      136,685     82.70          62.77
5                                   313    42,602,875        7.31     7.643       623      136,111     83.01          56.41
6                                    48     5,820,243        1.00     8.173       623      121,255     85.40          49.78
7                                    33     4,027,304        0.69     8.113       616      122,040     81.71          57.54
8                                    13     2,216,967        0.38     7.992       616      170,536     83.27          43.26
9                                     6       826,438        0.14     7.879       650      137,740     88.34          33.29
10                                    4       353,579        0.06     7.545       619       88,395     86.11          61.09
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
  ORIGINAL PREPAYMENT      NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PENALTY TERM        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
None                                681  $ 85,941,221       14.75%    7.670%      620  $   126,199     83.15%         56.69%
6 Months                              3       329,852        0.06     7.590       609      109,951     82.19           0.00
12 Months                           153    28,067,666        4.82     7.308       618      183,449     84.23          60.10
13 Months                            21     3,807,640        0.65     6.647       654      181,316     86.28          58.43
24 Months                         1,926   282,806,239       48.52     7.123       614      146,836     83.28          60.81
36 Months                           940   132,047,857       22.66     7.104       630      140,476     81.55          64.49
48 Months                             4       347,221        0.06     8.620       599       86,805     89.72         100.00
60 Months                           366    49,460,959        8.49     6.957       607      135,139     81.03          77.54
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Not Available                         5  $    344,285        0.06%    8.362%        0  $    68,857     60.66%         50.25%
498 to 500                            2       223,424        0.04     9.257       498      111,712     69.71         100.00
501 to 525                           50     6,015,907        1.03     8.207       521      120,318     69.94          82.30
526 to 550                          335    43,120,419        7.40     7.620       540      128,718     76.30          90.77
551 to 575                          514    72,557,469       12.45     7.479       564      141,162     80.89          78.95
576 to 600                          588    88,962,006       15.26     7.453       588      151,296     82.88          67.17
601 to 625                          819   118,991,934       20.42     7.141       613      145,289     84.89          66.59
626 to 650                          804   117,779,948       20.21     7.010       637      146,492     83.86          54.99
651 to 675                          534    70,975,788       12.18     6.990       662      132,913     83.79          43.38
676 to 700                          212    30,564,815        5.24     6.779       686      144,174     82.79          42.05
701 to 725                           98    13,262,628        2.28     6.715       711      135,333     83.79          45.48
726 to 750                           76    11,307,715        1.94     6.778       735      148,786     85.66          38.92
751 to 775                           42     6,290,263        1.08     6.909       762      149,768     80.59          52.45
776 to 800                           11     2,046,403        0.35     6.224       787      186,037     80.05          35.87
801 to 806                            4       365,649        0.06     6.875       806       91,412     84.00           0.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 498 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 618.

CREDIT GRADE

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     CREDIT GRADE        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
A+                                1,795  $257,001,012       44.10%    6.946%      660  $   143,176     84.18%         48.51%
A                                   966   143,368,245        24.6     7.291       604      148,414     84.95          64.29
A-                                  518    75,094,248       12.88       7.4       587      144,970     82.79          74.46
B                                   505    67,526,992       11.59     7.333       569      133,717     78.23          81.30
C                                   202    25,701,389        4.41     7.707       542      127,235     73.91          91.43
C-                                  108    14,116,769        2.42     7.954       540      130,711     71.82          88.27
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            4,094  $582,808,654      100.00%    7.192%      618  $   142,357     82.75%         62.39%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

MARGINS

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   RANGE OF MARGINS      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
3.001% to 3.500%                      3  $    402,725        0.09%    5.270%      687  $   134,242     81.69%         68.34%
3.501% to 4.000%                     10     2,767,472        0.64     5.588       647      276,747     76.69          62.42
4.001% to 4.500%                     32     7,871,858        1.83     5.392       664      245,996     78.82          76.28
4.501% to 5.000%                     71    15,799,189        3.68     5.698       654      222,524     80.61          53.97
5.001% to 5.500%                    192    37,849,379        8.81     5.917       639      197,132     81.12          62.62
5.501% to 6.000%                    360    63,673,662       14.83     6.202       626      176,871     81.15          69.13
6.001% to 6.500%                    391    70,521,375       16.42     6.669       613      180,362     81.40          61.85
6.501% to 7.000%                    439    71,005,292       16.53     7.032       607      161,743     83.22          59.67
7.001% to 7.500%                    375    55,984,692       13.04     7.500       606      149,293     84.49          55.57
7.501% to 8.000%                    293    38,055,196        8.86     7.982       604      129,881     84.69          59.13
8.001% to 8.500%                    198    22,497,679        5.24     8.450       602      113,625     86.32          62.36
8.501% to 9.000%                    201    21,022,085        4.90     8.860       593      104,587     85.01          56.56
9.001% to 9.500%                    129    14,794,367        3.45     9.371       591      114,685     86.75          47.44
9.501% to 10.000%                    57     6,060,369        1.41     9.590       570      106,322     83.57          55.35
10.001% to 10.500%                    8       940,836        0.22    10.190       567      117,604     85.64          29.45
10.501% to 11.000%                    1        63,654        0.01    11.000       534       63,654     70.00         100.00
11.501% to 12.000%                    2       124,227        0.03    11.053       557       62,114     61.32         100.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            2,762  $429,434,057      100.00%    7.095%      614  $   155,479     82.88%         60.69%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 11.905% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.763% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              TOTAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
   RANGE OF MAXIMUM        NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
    MORTGAGE RATES       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
12.000% or less                     349  $ 62,973,021       14.66%    5.734%      634  $   180,438     79.49%         73.78%
12.001% to 12.500%                  314    56,557,950       13.17     6.219       622      180,121     79.97          68.13
12.501% to 13.000%                  476    84,450,508       19.67     6.679       614      177,417     82.68          64.78
13.001% to 13.500%                  390    62,645,553       14.59     7.081       612      160,630     83.89          55.23
13.501% to 14.000%                  422    62,624,014       14.58     7.520       609      148,398     84.70          59.35
14.001% to 14.500%                  301    40,255,074        9.37     7.941       613      133,738     84.75          47.30
14.501% to 15.000%                  258    31,042,745        7.23     8.551       602      120,321     84.91          50.99
15.001% to 15.500%                  149    17,668,629        4.11     9.173       590      118,581     86.74          46.22
15.501% to 16.000%                   75     8,700,823        2.03     9.546       583      116,011     84.56          55.55
16.001% to 16.500%                   20     2,017,817        0.47     9.917       578      100,891     84.89          38.95
16.501% to 17.000%                    5       306,588        0.07    10.144       567       61,318     62.62         100.00
17.001% to 17.500%                    3       191,334        0.04    10.651       578       63,778     73.74         100.00
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            2,762  $429,434,057      100.00%    7.095%      614  $   155,479     82.88%         60.69%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.600% per annum to 17.425% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.292% per annum.

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
August 2005                             3  $    215,994        0.05%    7.898%      590  $    71,998     90.00%        100.00%
September 2005                          4       357,141        0.08     8.526       591       89,285     87.45          50.94
October 2005                            8     1,533,808        0.36     8.061       611      191,726     86.49          26.11
November 2005                          19     2,745,224        0.64     7.901       609      144,485     82.53          50.96
December 2005                          32     4,107,332        0.96     8.033       612      128,354     83.69          55.90
January 2006                          185    26,231,201        6.11     7.653       619      141,790     82.35          51.58
February 2006                         719   105,719,539       24.62     7.398       611      147,037     82.83          59.43
March 2006                            722   114,665,572       26.70     7.073       610      158,817     83.16          64.04
April 2006                            697   112,424,269       26.18     6.741       615      161,297     83.01          62.41
May 2006                               40     6,418,090        1.49     6.794       618      160,452     85.81          74.04
October 2006                            1       234,868        0.05     7.250       587      234,868     90.00         100.00
November 2006                           2       233,234        0.05     7.837       625      116,617     65.04         100.00
December 2006                           2       215,475        0.05     7.043       643      107,737     92.86         100.00
January 2007                           32     6,484,365        1.51     7.293       606      202,636     81.62          50.78
February 2007                          75    11,468,525        2.67     7.184       626      152,914     81.89          63.92
March 2007                             80    12,395,339        2.89     7.143       624      154,942     81.39          56.86
April 2007                            122    20,856,880        4.86     6.520       630      170,958     82.56          59.35
May 2007                               19     3,127,200        0.73     6.559       626      164,589     78.38          22.23
                                    -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                              2,762  $429,434,057      100.00%    7.095%      614  $   155,479     82.88%         60.69%
                                    -----  ------------      ------     -----       ---  -----------     -----          -----


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

                                MINIMUM   MAXIMUM    AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $18,000   $801,500   $   174,198
Outstanding Principal Balance   $17,994   $801,500   $   174,110

                                                        WEIGHTED
                                  MINIMUM   MAXIMUM    AVERAGE (2)
                                  -------   -------   ------------
Original Term (mos)                   120       360           350
Stated remaining Term (mos)(5)        115       359           347
Loan Age (mos)(5)                       1        10             3
Current Interest Rate               4.600%   12.990%        6.988%
Initial Interest Rate Cap (3)       1.000%    6.000%        2.875%
Periodic Rate Cap (3)               1.000%    2.000%        1.069%
Gross Margin (3)                    3.875%   10.280%        6.533%
Maximum Mortgage Rate  (3)         10.600%   17.025%       13.141%
Minimum Mortgage Rate(3)            4.600%   10.375%        6.900%
Months to Roll (3)(5)                  14        35            22
Original Loan-to-Value              14.62%   100.00%        83.08%
Credit Score (4)                      513       794           618

                EARLIEST    LATEST
                --------   --------
Maturity Date   01/25/14   05/01/34

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                           96.92%
2nd Lien                            3.08%

 OCCUPANCY    PERCENT OF MORTGAGE POOL
-----------   ------------------------
Primary                          96.11%
Second Home                       0.83%
Investment                        3.07%

 LOAN TYPE   PERCENT OF MORTGAGE POOL
----------   ------------------------
Fixed Rate                      31.30%
ARM                             68.70%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing                       78.96%
Interest-Only                          18.20%
Balloon                                 2.84%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2003                                     8.33%
2004                                    91.67%

    LOAN PURPOSE        PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                                   27.24%
Refinance - Rate Term                       7.86%
Refinance - Cashout                        64.90%

    PROPERTY TYPE           PERCENT OF MORTGAGE POOL
---------------------       ------------------------
Single Family                                 79.30%
Rowhouse                                       0.03%
Townhouse                                      0.41%
Condominium                                    3.31%
Two-to Four-Family                             2.11%
Planned Unit Development                      14.57%
Manufactured Housing                           0.28%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

(5)   As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
6.000% or less                      157  $ 37,177,436       20.34%    5.753%      642  $   236,799     80.46%         73.49%
6.001% to 6.500%                    159    36,048,487       19.72     6.341       622      226,720     80.71          72.00
6.501% to 7.000%                    222    40,547,913       22.18     6.845       607      182,648     81.80          65.36
7.001% to 7.500%                    161    26,894,094       14.71     7.314       609      167,044     83.49          58.80
7.501% to 8.000%                    131    19,240,316       10.52     7.785       611      146,873     86.09          56.02
8.001% to 8.500%                     56     6,394,659        3.50     8.323       602      114,190     86.49          64.67
8.501% to 9.000%                     47     5,558,679        3.04     8.814       603      118,270     88.66          70.05
9.001% to 9.500%                     42     4,504,859        2.46     9.331       606      107,259     91.00          40.77
9.501% to 10.000%                    30     3,068,368        1.68     9.799       616      102,279     91.13          46.73
10.001% to 10.500%                   16     1,469,509        0.80    10.238       647       91,844     97.19          32.28
10.501% to 11.000%                   19     1,236,132        0.68    10.923       649       65,060     99.82          41.18
11.001% to 11.500%                    3       217,928        0.12    11.125       621       72,643     97.06          70.75
11.501% to 12.000%                    3       240,603        0.13    11.990       648       80,201    100.00          27.85
12.501% to 13.000%                    4       216,995        0.12    12.960       669       54,249    100.00          12.44
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            1,050  $182,815,976      100.00%    6.988%      618  $   174,110     83.08%         65.04%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.600% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.988% per annum.

REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
       RANGE OF                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
   REMAINING MONTHS        NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
  TO STATED MATURITY     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
109 to 120                            6      $478,120        0.26%    6.462%      616  $    79,687     65.30%         85.32%
169 to 180                           84     6,461,625        3.53     9.697       652       76,924     95.15          53.80
229 to 240                           32     3,413,460        1.87     7.389       604      106,671     78.59          71.06
289 to 300                            6       860,440        0.47     6.608       595      143,407     74.70         100.00
349 to 360                          922   171,602,330       93.87     6.881       617      186,120     82.80          65.11
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            1,050  $182,815,976      100.00%    6.988%      618  $   174,110     83.08%         65.04%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 347 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
--------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
$50,000 or less                         33  $  1,367,842        0.75%    8.909%      598  $    41,450     79.12%         62.03%
$50,001 to $100,000                    312    24,140,845       13.20     7.968       620       77,375     84.84          75.66
$100,001 to $150,000                   257    31,432,451       17.19     7.254       606      122,305     82.88          76.10
$150,001 to $200,000                   136    23,365,951       12.78     6.953       619      171,808     82.18          64.99
$200,001 to $250,000                    73    16,360,731        8.95     6.995       597      224,120     80.72          64.45
$250,001 to $300,000                    51    13,906,173        7.61     6.581       618      272,670     84.05          56.63
$300,001 to $350,000                    51    17,034,417        9.32     6.747       626      334,008     82.89          48.90
$350,001 to $400,000                    95    35,813,115       19.59     6.554       626      376,980     84.44          55.74
$400,001 to $450,000                    23     9,756,589        5.34     6.804       618      424,200     83.66          69.26
$450,001 to $500,000                    14     6,623,959        3.62     6.327       647      473,140     80.73          63.47
$500,001 to $550,000                     2     1,053,469        0.58     5.685       622      526,734     86.71         100.00
$550,001 to $600,000                     2     1,158,935        0.63     6.509       691      579,467     70.88         100.00
$800,001 to $850,000                     1       801,500        0.44     6.250       632      801,500     70.00         100.00
                                     -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                               1,050  $182,815,976      100.00%    6.988%      618  $   174,110     83.08%         65.04%
                                     -----  ------------      ------     -----       ---  -----------     -----          -----

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $17,994 to approximately $801,500 and the average outstanding principal balance of the Mortgage Loans was approximately $174,110.

PRODUCT TYPES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PRODUCT TYPES       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Balloon Loans                        69  $  5,194,953        2.84%   10.185%      660  $    75,289     99.02%         52.12%
10 to 14 Year Fixed Loans             6       478,120        0.26     6.462       616       79,687     65.30          85.32
15 to 19 Year Fixed Loans            15     1,266,673        0.69     7.694       621       84,445     79.24          60.71
20 to 24 Year Fixed Loans            32     3,413,460        1.87     7.389       604      106,671     78.59          71.06
25 to 29 Year Fixed Loans             6       860,440        0.47     6.608       595      143,407     74.70         100.00
30 Year Fixed Loans                 272    46,004,096       25.16     6.804       619      169,133     80.37          77.89
2/28 LIBOR ARM                      582   109,964,043       60.15     6.934       613      188,942     83.60          61.51
3/27 LIBOR ARM                       68    15,634,191        8.55     6.733       640      229,915     84.36          52.84
                                  -----  ------------      ------     -----       ---  -----------     -----          -----
TOTAL:                            1,050  $182,815,976      100.00%    6.988%      618  $   174,110     83.08%         65.04%
                                  -----  ------------      ------     -----       ---  -----------     -----          -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
  STATE DISTRIBUTIONS      NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Alabama                          14      $  1,905,422      1.04%     8.250%    602     $  136,102    83.30%      32.05%
Arizona                          17         2,994,219      1.64      6.864     646        176,131    84.98       23.20
Arkansas                          6           751,510      0.41      7.195     626        125,252    86.93       63.59
California                      207        51,758,605     28.31      6.502     637        250,042    81.99       58.07
Colorado                         11         1,894,910      1.04      6.919     616        172,265    84.71       81.00
Connecticut                      21         4,338,433      2.37      6.944     624        206,592    82.61       66.67
Delaware                          5           707,667      0.39      7.441     587        141,533    77.05       58.83
District of Columbia              2           524,654      0.29      8.393     585        262,327    79.29      100.00
Florida                          75        11,436,327      6.26      7.315     614        152,484    82.56       60.08
Georgia                          72         9,674,433      5.29      7.315     611        134,367    80.51       56.39
Illinois                         36         6,175,652      3.38      7.136     609        171,546    83.29       80.01
Indiana                          30         2,835,152      1.55      7.347     615         94,505    85.01       77.04
Iowa                              4           303,814      0.17      7.472     610         75,953    85.77       71.03
Kansas                            3           409,130      0.22      7.465     624        136,377    86.09       63.10
Kentucky                          6           929,950      0.51      7.412     612        154,992    90.65      100.00
Louisiana                        13         1,465,344      0.80      7.529     596        112,719    80.31       75.43
Maine                             2           114,443      0.06      6.726     589         57,222    77.34      100.00
Maryland                         58         9,413,379      5.15      7.179     602        162,300    82.64       77.12
Massachusetts                    26         6,918,125      3.78      6.845     603        266,082    82.99       61.45
Michigan                         53         6,614,876      3.62      7.040     606        124,809    87.10       78.46
Minnesota                        11         2,854,755      1.56      6.817     609        259,523    79.18       78.01
Mississippi                       8           784,165      0.43      7.846     606         98,021    84.96       61.49
Missouri                         12         1,155,001      0.63      7.220     602         96,250    87.19       93.28
Nebraska                          1           117,654      0.06      8.490     539        117,654    85.00      100.00
Nevada                           19         3,964,367      2.17      7.350     658        208,651    84.67       38.18
New Hampshire                     4         1,074,545      0.59      6.480     580        268,636    82.34       90.84
New Jersey                       13         2,795,616      1.53      7.422     604        215,047    87.28       49.23
New York                         35         8,318,966      4.55      6.785     606        237,685    82.37       69.90
North Carolina                   11         1,851,778      1.01      7.685     619        168,343    86.69       52.63
Ohio                             86         9,213,023      5.04      7.103     606        107,128    85.80       83.60
Oklahoma                          4           772,345      0.42      7.411     593        193,086    71.22       27.86
Oregon                            7         1,262,114      0.69      6.991     631        180,302    86.89       66.33
Pennsylvania                     40         5,721,595      3.13      7.146     602        143,040    79.59       88.92
Rhode Island                     11         1,888,689      1.03      6.941     609        171,699    80.21       74.20
South Carolina                   13         1,963,411      1.07      8.104     594        151,032    83.26       43.07
Tennessee                        19         2,754,502      1.51      7.316     628        144,974    86.12       52.13
Texas                            16         2,258,069      1.24      7.343     625        141,129    86.90       52.91
Utah                              1           157,105      0.09      7.375     621        157,105    95.00        0.00
Virginia                         62         9,866,551      5.40      7.258     602        159,138    85.41       78.88
Washington                        7         1,595,042      0.87      6.897     628        227,863    86.17       66.75
West Virginia                     1           235,000      0.13      6.500     618        235,000    74.60      100.00
Wisconsin                         8         1,045,638      0.57      6.795     633        130,705    79.59       53.27
                              -----      ------------    ------      -----     ---     ----------    -----      ------
TOTAL:                        1,050      $182,815,976    100.00%     6.988%    618     $  174,110    83.08%      65.04%
                              -----      ------------    ------      -----     ---     ----------    -----      ------

No more than approximately 0.79% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
  RANGE OF ORIGINAL        NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                  23       $  2,139,568      1.17%     6.918%     573    $    93,025    42.46%     90.67%
50.01% to 55.00%                 8          1,132,392      0.62      7.305      559        141,549    53.20      60.26
55.01% to 60.00%                15          2,209,944      1.21      6.579      603        147,330    58.75      87.61
60.01% to 65.00%                25          5,113,137      2.80      6.578      623        204,525    63.21      55.64
65.01% to 70.00%                56          9,693,747      5.30      6.650      606        173,103    68.35      61.25
70.01% to 75.00%                65         10,735,989      5.87      6.866      606        165,169    73.89      49.19
75.01% to 80.00%               246         48,103,782     26.31      6.452      636        195,544    79.72      59.24
80.01% to 85.00%               163         29,430,167     16.10      6.889      595        180,553    84.32      80.19
85.01% to 90.00%               278         52,437,106     28.68      7.194      614        188,623    89.60      61.04
90.01% to 95.00%                77         12,720,299      6.96      7.455      627        165,199    94.77      80.02
95.01% to 100.00%               94          9,099,844      4.98      9.110      659         96,807    99.80      65.90
                             -----       ------------    ------      -----      ---    -----------    -----      -----
TOTAL:                       1,050       $182,815,976    100.00%     6.988%     618    $   174,110    83.08%     65.04%
                             -----       ------------    ------      -----      ---    -----------    -----      -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.62% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.08% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.39%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.55%.

LOAN PURPOSE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   LOAN PURPOSE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              664     $118,650,847    64.90%      6.906%    608     $   178,691    82.34%      71.85%
Purchase                         304       49,796,986    27.24       7.207     641         163,806    85.17       50.06
Refinance - Rate/Ter              82       14,368,142     7.86       6.904     620         175,221    81.91       60.74
                               -----     ------------   ------       -----     ---     -----------    -----       -----
TOTAL:                         1,050     $182,815,976   100.00%      6.988%    618     $   174,110    83.08%      65.04%
                               -----     ------------   ------       -----     ---     -----------    -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

PROPERTY TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------------
Single Family                    849     $144,977,373     79.30%    6.958%     618     $   170,763   82.98%    65.41%
Rowhouse                           1           54,000      0.03     7.250      549          54,000   83.08    100.00
Townhouse                         10          751,709      0.41     7.578      564          75,171   79.81    100.00
Condominium                       36        6,050,157      3.31     6.760      642         168,060   83.15     79.35
Two- to Four-Family               22        3,848,822      2.11     7.135      620         174,946   77.77     66.63
Manufactured Housing               6          504,300      0.28     6.986      604          84,050   77.25    100.00
Planned Unit Develop             126       26,629,616     14.57     7.165      618         211,346   84.54     57.81
                               -----     ------------    ------     -----      ---     -----------   -----     -----
TOTAL:                         1,050     $182,815,976    100.00%    6.988%     618     $   174,110   83.08%    65.04%
                               -----     ------------    ------     -----      ---     -----------   -----     -----

DOCUMENTATION

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
  DOCUMENTATION          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Full Documentation               724     $118,901,116    65.04%     6.857%      608    $   164,228   83.25%     100.00%
Stated Documentation             305       57,669,144    31.54      7.301       638        189,079   82.76        0.00
Lite Documentation                21        6,245,716     3.42      6.592       635        297,415   82.74        0.00
                               -----     ------------   ------      -----       ---    -----------   -----       -----
TOTAL:                         1,050     $182,815,976   100.00%     6.988%      618    $   174,110   83.08%      65.04%
                               -----     ------------   ------      -----       ---    -----------   -----       -----

OCCUPANCY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Primary                          982     $175,696,765    96.11%     6.964%     617     $   178,917   83.22%     65.19%
Investment                        59        5,606,407     3.07      7.514      651          95,024   78.93      68.74
Second Home                        9        1,512,804     0.83      7.834      612         168,089   82.40      33.59
                               -----     ------------   ------      -----      ---     -----------   -----      -----
TOTAL:                         1,050     $182,815,976   100.00%     6.988%     618     $   174,110   83.08%     65.04%
                               -----     ------------   ------      -----      ---     -----------   -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
MORTGAGE LOAN AGE          NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     SUMMARY             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
1                               26       $  3,807,850      2.08%    6.790%      609    $  146,456    86.54%         60.58%
2                              361         64,583,748     35.33     6.710       624       178,902    82.54          66.81
3                              293         50,810,353     27.79     6.963       616       173,414    83.64          65.79
4                              290         46,935,289     25.67     7.266       611       161,846    83.03          67.80
5                               66         13,560,973      7.42     7.355       622       205,469    82.82          56.38
6                                5            914,999      0.50     8.332       604       183,000    82.98          23.21
7                                4            931,170      0.51     7.058       635       232,793    75.58          13.26
8                                3            813,041      0.44     7.699       614       271,014    86.41          15.94
9                                1            376,110      0.21     6.990       704       376,110    90.00           0.00
10                               1             82,444      0.05     7.750       566        82,444    90.00         100.00
                             -----       ------------    ------     -----       ---    ----------    -----         ------
TOTAL:                       1,050       $182,815,976    100.00%    6.988%      618    $  174,110    83.08%         65.04%
                             -----       ------------    ------     -----       ---    ----------    -----         ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
ORIGINAL PREPAYMENT        NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   PENALTY TERM          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
None                              89     $ 15,595,971     8.53%     7.519%      615    $   175,236   84.98%      56.18%
12 Months                         38        9,935,272     5.43      7.191       629        261,455   85.36       60.35
13 Months                          5        1,502,250     0.82      6.473       649        300,450   87.39       49.76
24 Months                        435       79,637,978    43.56      6.956       615        183,076   83.49       60.81
36 Months                        113       26,336,326    14.41      6.760       645        233,065   83.36       61.77
48 Months                          4          347,221     0.19      8.620       599         86,805   89.72      100.00
60 Months                        366       49,460,959    27.06      6.957       607        135,139   81.03       77.54
                               -----     ------------   ------      -----       ---    -----------   -----      ------
TOTAL:                         1,050     $182,815,976   100.00%     6.988%      618    $   174,110   83.08%      65.04%
                               -----     ------------   ------      -----       ---    -----------   -----      ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 36 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
Not Available                      2     $    171,284      0.09%    8.349%       0     $    85,642    47.97%      0.00%
501 to 525                         8          847,870      0.46     7.761      519         105,984    71.30      75.23
526 to 550                        81       11,329,265      6.20     7.063      541         139,867    76.12      95.09
551 to 575                       145       24,160,886     13.22     7.250      564         166,627    80.64      81.43
576 to 600                       158       29,081,920     15.91     7.184      588         184,063    83.34      74.94
601 to 625                       228       38,549,877     21.09     7.024      614         169,078    84.82      65.93
626 to 650                       221       41,281,877     22.58     6.820      637         186,796    84.26      57.61
651 to 675                       109       18,048,036      9.87     6.842      662         165,578    84.81      51.04
676 to 700                        50        9,299,212      5.09     6.750      685         185,984    82.78      31.75
701 to 725                        16        3,839,328      2.10     6.365      709         239,958    85.48      57.16
726 to 750                        18        3,301,467      1.81     7.051      735         183,415    86.10      23.64
751 to 775                        12        2,336,950      1.28     6.713      759         194,746    79.28      72.17
776 to 800                         2          568,004      0.31     5.925      789         284,002    67.88       0.00
                               -----     ------------    ------     -----      ---     -----------    -----      -----
TOTAL:                         1,050     $182,815,976    100.00%    6.988%     618     $   174,110    83.08%     65.04%
                               -----     ------------    ------     -----      ---     -----------    -----      -----

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 513 to 794 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 618.

CREDIT GRADE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
CREDIT GRADE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
A+                               433     $ 80,639,172    44.11%     6.821%     658     $   186,234    84.09%     50.03%
A                                271       47,398,042    25.93      7.097      603         174,901    85.62      67.84
A-                               135       23,262,210    12.72      7.204      587         172,313    83.26      78.24
B                                143       22,756,218    12.45      6.954      568         159,134    77.58      87.17
C                                 46        6,028,077      3.3      7.316      541         131,045    75.72      98.79
C-                                22        2,732,256     1.49      7.741      538         124,193    69.49      88.06
                               -----     ------------    -----      -----      ---     -----------    -----      -----
TOTAL:                         1,050     $182,815,976   100.00%     6.988%     618     $   174,110    83.08%     65.04%
                               -----     ------------    -----      -----      ---     -----------    -----      -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

MARGINS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MARGINS         MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                 4       $  1,657,040      1.32%     5.767%     629    $   414,260    76.25%     43.42%
4.001% to 4.500%                10          3,074,605      2.45      5.326      655        307,461    79.80      78.69
4.501% to 5.000%                21          5,289,926      4.21      5.789      665        251,901    80.90      55.06
5.001% to 5.500%                58         15,428,169     12.28      5.909      638        266,003    81.61      55.65
5.501% to 6.000%                99         21,749,020     17.32      6.228      616        219,687    82.76      72.85
6.001% to 6.500%                93         20,366,342     16.22      6.662      606        218,993    83.66      68.45
6.501% to 7.000%               101         19,833,969     15.79      7.014      611        196,376    83.60      57.55
7.001% to 7.500%                93         16,681,249     13.28      7.496      615        179,368    86.08      44.94
7.501% to 8.000%                53          7,625,408      6.07      7.978      608        143,876    84.41      62.61
8.001% to 8.500%                38          4,818,510      3.84      8.408      606        126,803    88.78      78.86
8.501% to 9.000%                37          3,723,914      2.96      8.817      590        100,646    84.36      55.56
9.001% to 9.500%                30          3,775,735      3.01      9.303      595        125,858    88.58      35.79
9.501% to 10.000%               11          1,246,843      0.99      9.768      580        113,349    86.73      38.82
10.001% to 10.500%               2            327,503      0.26     10.122      557        163,751    83.63      27.36
                               ---       ------------    ------     ------      ---    -----------    -----      -----
TOTAL:                         650       $125,598,234    100.00%     6.909%     617    $   193,228    83.70%     60.43%
                               ---       ------------    ------     ------      ---    -----------    -----      -----

As of the Statistical Calculation Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.875% per annum to 10.280% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.533% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
RANGE OF MAXIMUM           NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 MORTGAGE RATES          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------
12.000% or less                103       $ 23,326,803     18.57%     5.746%     628    $   226,474    81.11%      74.01%
12.001% to 12.500%              81         18,940,098     15.08      6.218      610        233,828    82.28       76.74
12.501% to 13.000%             108         23,042,445     18.35      6.655      623        213,356    82.87       59.79
13.001% to 13.500%              99         19,075,050     15.19      6.987      617        192,677    84.50       56.98
13.501% to 14.000%             100         17,653,018     14.06      7.472      612        176,530    85.79       48.95
14.001% to 14.500%              63         10,826,852      8.62      7.763      617        171,855    83.95       45.17
14.501% to 15.000%              47          6,548,132      5.21      8.418      607        139,322    87.03       53.89
15.001% to 15.500%              30          3,593,582      2.86      9.304      594        119,786    89.41       37.93
15.501% to 16.000%              14          2,046,059      1.63      9.534      594        146,147    89.43       35.45
16.001% to 16.500%               3            409,278      0.33      9.886      560        136,426    85.43       41.87
16.501% to 17.000%               1             91,956      0.07      9.600      543         91,956    40.89      100.00
17.001% to 17.500%               1             44,960      0.04     10.025      579         44,960    90.00      100.00
                               ---       ------------    ------     ------      ---    -----------    -----      ------
TOTAL:                         650       $125,598,234    100.00%     6.909%     617    $   193,228    83.70%      60.43%
                               ---       ------------    ------     ------      ---    -----------    -----      ------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.600% per annum to 17.025% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.141% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                             GROUP B MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                             NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
August 2005                        1       $     82,444      0.07%    7.750%      566    $    82,444   90.00%     100.00%
October 2005                       3            813,041      0.65     7.699       614        271,014   86.41       15.94
November 2005                      4            931,170      0.74     7.058       635        232,793   75.58       13.26
December 2005                      5            914,999      0.73     8.332       604        183,000   82.98       23.21
January 2006                      40          8,327,912      6.63     7.434       618        208,198   82.61       53.46
February 2006                    170         29,607,072     23.57     7.291       608        174,159   83.33       61.69
March 2006                       172         33,799,861     26.91     6.787       613        196,511   83.64       65.29
April 2006                       173         33,459,894     26.64     6.583       619        193,410   84.05       61.80
May 2006                          14          2,027,650      1.61     6.905       593        144,832   86.14       80.35
January 2007                       8          2,264,180      1.80     7.169       620        283,023   85.91       18.29
February 2007                     17          3,384,325      2.69     7.182       636        199,078   83.47       73.04
March 2007                        13          2,600,360      2.07     6.889       649        200,028   85.24       52.08
April 2007                        26          6,569,276      5.23     6.325       645        252,664   83.78       59.00
May 2007                           4            816,050      0.65     6.443       644        204,013   85.65       17.81
                                 ---       ------------    ------     -----       ---    -----------   -----       -----
TOTAL:                           650       $125,598,234    100.00%    6.909%      617    $   193,228   83.70%      60.43%
                                 ---       ------------    ------     -----       ---    -----------   -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                              ASSUMED MORTGAGE POOL

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                    ORIGINAL
                                                              ORIGINAL      REMAINING    ORIGINAL    REMAINING     MONTHS TO
                             NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION      IO          IO         PREPAYMENT
  CURRENT      MORTGAGE   MORTGAGE     TERM        TERM         TERM          TERM         TERM        TERM         PENALTY
BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)    (MONTHS)      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------
 1,674,139.89   10.379      9.879       180        177          360            357           0           0              0
   245,901.33   11.781     11.281       180        178          360            358           0           0             12
   295,418.49    9.742      9.242       180        178          360            358           0           0             13
 3,966,952.87   10.568     10.068       180        177          360            357           0           0             24
 1,890,369.24    9.991      9.491       180        177          360            357           0           0             36
    52,672.14    8.990      8.490       120        117          120            117           0           0              0
    91,405.30    7.343      6.843       120        117          120            117           0           0             36
 2,226,271.97    8.648      8.148       180        176          180            176           0           0              0
   171,240.75    6.972      6.472       180        178          180            178           0           0             12
   564,425.14    6.603      6.103       180        177          180            177           0           0             24
 3,293,438.94    7.635      7.135       180        177          180            177           0           0             36
   183,839.92    6.250      5.750       180        178          180            178          60          58             36
   511,413.39    9.670      9.170       240        236          240            236           0           0              0
   147,949.86    8.821      8.321       240        237          240            237           0           0             12
   246,174.46   11.899     11.399       240        237          240            237           0           0             24
 2,710,741.03    7.849      7.349       240        237          240            237           0           0             36
   368,414.03    6.839      6.339       300        297          300            297           0           0             36
10,095,807.37    8.115      7.615       360        356          360            356           0           0              0
   141,559.65    7.125      6.625       360        356          360            356           0           0              6
 3,605,222.99    7.523      7.023       360        356          360            356           0           0             12
    80,341.13    7.625      7.125       360        356          360            356           0           0             13
 6,193,475.93    7.479      6.979       360        357          360            357           0           0             24
53,165,374.15    7.155      6.655       360        357          360            357           0           0             36
   222,372.76    5.990      5.490       360        357          360            357         120         117             12
 2,134,907.63    6.293      5.793       360        358          360            358          58          56             36

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                         ORIG    REM   ORIG    REM
                            NET     ORIGINAL  REMAINING  AMORT  AMORT   IO     IO    GROSS
   CURRENT      MORTGAGE  MORTGAGE    TERM      TERM     TERM   TERM   TERM   TERM   MARGIN
 BALANCE ($)    RATE(%)    RATE(%)    (MOS)     (MOS)    (MOS)  (MOS)  (MOS)  (MOS)    (%)
-------------------------------------------------------------------------------------------
     57,321.66   9.500     9.000       360       355      360    355      0     0     9.250
 49,715,221.41   7.523     7.023       360       357      360    357      0     0     7.245
    181,853.68   7.951     7.451       360       356      360    356      0     0     7.701
 11,223,559.74   7.379     6.879       360       357      360    357      0     0     7.162
    875,519.22   6.464     5.964       360       358      360    358      0     0     5.464
161,342,845.01   7.230     6.730       360       357      360    357      0     0     6.928
  8,050,317.83   7.774     7.274       360       357      360    357      0     0     7.653
    650,950.18   6.429     5.929       360       357      360    357     60    57     6.179
    865,332.03   6.236     5.736       360       357      360    357     60    57     5.986
  1,009,108.58   6.075     5.575       360       358      360    358     24    22     5.075
 24,888,915.31   6.235     5.735       360       357      360    357     47    44     5.725
    430,920.77   6.958     6.458       360       357      360    357     60    57     6.708
  3,988,281.36   7.173     6.673       360       356      360    356      0     0     6.941
    909,769.62   6.938     6.438       360       356      360    356      0     0     6.810
  1,826,973.61   7.855     7.355       360       356      360    356      0     0     7.551
 26,577,945.89   7.053     6.553       360       357      360    357      0     0     6.761
    387,093.33   6.942     6.442       360       358      360    358     48    46     6.566
    172,564.40   5.900     5.400       360       358      360    358     60    58     5.650
  4,750,319.52   6.045     5.545       360       358      360    358     41    39     5.447

                                                                 NUMBER OF
                                                                   MONTHS           ORIGINAL
                  INITIAL                               RATE     UNTIL NEXT         MONTHS TO
                   RATE                                CHANGE       RATE              PREPAY
   CURRENT        CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)      CAP(%)   CAP(%)   RATE(%)  RATE(%)    (MOS)       DATE     INDEX  EXPIRATION
----------------------------------------------------------------------------------------------
     57,321.66    3.000    1.000     15.500   9.500      12          19       1YL        0
 49,715,221.41    2.911    1.039     13.650   7.546       6          21       6ML        0
    181,853.68    3.000    1.500     14.951   7.701       6          20       6ML        6
 11,223,559.74    3.000    1.000     13.379   7.379       6          21       6ML       12
    875,519.22    3.000    1.500     13.464   6.464       6          22       6ML       13
161,342,845.01    2.990    1.097     13.429   7.225       6          21       6ML       24
  8,050,317.83    2.946    1.008     13.798   7.796       6          21       6ML       36
    650,950.18    3.000    1.000     12.429   6.429       6          21       6ML        0
    865,332.03    3.000    1.000     12.236   6.236       6          21       6ML       12
  1,009,108.58    2.000    1.000     13.075   6.075       6          22       6ML       13
 24,888,915.31    2.719    1.011     12.523   6.235       6          21       6ML       24
    430,920.77    3.000    1.000     12.958   6.958       6          21       6ML       36
  3,988,281.36    2.876    1.017     13.346   7.173       6          32       6ML        0
    909,769.62    3.000    1.000     12.938   6.938       6          32       6ML       12
  1,826,973.61    2.701    1.200     14.256   7.657       6          32       6ML       24
 26,577,945.89    2.925    1.058     13.194   7.019       6          33       6ML       36
    387,093.33    3.000    1.000     12.942   6.942       6          34       6ML       12
    172,564.40    3.000    1.000     11.900   5.900       6          34       6ML       24
  4,750,319.52    2.756    1.000     12.348   6.045       6          34       6ML       36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                        GROUP B FIXED RATE MORTGAGE LOANS

                                                                                                                    ORIGINAL
                                                              ORIGINAL      REMAINING    ORIGINAL    REMAINING     MONTHS TO
                             NET     ORIGINAL   REMAINING   AMORTIZATION  AMORTIZATION      IO          IO         PREPAYMENT
  CURRENT      MORTGAGE   MORTGAGE     TERM        TERM         TERM          TERM         TERM        TERM         PENALTY
BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)    (MONTHS)      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------
   400,942.34   10.823     10.323       180        176          360            356           0           0              0
   242,499.18   11.486     10.986       180        178          360            358           0           0             12
    63,749.78   11.125     10.625       180        177          360            357           0           0             13
 2,606,605.15   10.151      9.651       180        177          360            357           0           0             24
 1,353,576.96    9.668      9.168       180        178          360            358           0           0             36
    26,999.91   12.750     12.250       180        178          360            358           0           0             48
   500,561.90   10.365      9.865       180        177          360            357           0           0             60
   478,118.39    6.462      5.962       120        117          120            117           0           0             60
    84,999.71    9.990      9.490       180        177          180            177           0           0              0
   186,999.37   10.236      9.736       180        177          180            177           0           0             24
   994,669.17    7.020      6.520       180        177          180            177           0           0             60
   133,922.30   11.559     11.059       240        237          240            237           0           0             24
 3,279,526.28    7.219      6.719       240        237          240            237           0           0             60
   860,437.45    6.608      6.108       300        298          300            298           0           0             60
   710,997.59    6.062      5.562       360        358          360            358           0           0             12
   449,643.73    7.062      6.562       360        356          360            356           0           0             24
 7,644,503.26    6.448      5.948       360        357          360            357           0           0             36
   180,499.39    6.942      6.442       360        358          360            358           0           0             48
33,390,658.88    6.944      6.444       360        357          360            357           0           0             60
   480,998.37    7.550      7.050       360        358          360            358          60          58             12
 1,634,394.46    5.893      5.393       360        358          360            358          51          49             36
 1,512,244.87    6.521      6.021       360        357          360            357          60          57             60

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                        ORIG    REM   ORIG   REM
                           NET     ORIGINAL  REMAINING  AMORT  AMORT   IO     IO     GROSS
   CURRENT     MORTGAGE  MORTGAGE   TERM       TERM     TERM   TERM   TERM   TERM    MARGIN
 BALANCE ($)   RATE(%)   RATE(%)    (MOS)      (MOS)    (MOS)  (MOS)  (MOS)  (MOS)    (%)
--------------------------------------------------------------------------------------------
13,044,685.85   7.455     6.955      360        356     360     356      0      0    7.164
 6,138,450.88   7.428     6.928      360        356     360     356      0      0    7.198
   542,498.16   6.760     6.260      360        357     360     357      0      0    5.760
54,557,657.46   7.074     6.574      360        357     360     357      0      0    6.753
 3,371,875.66   7.066     6.566      360        356     360     356      0      0    6.720
   139,720.06   9.990     9.490      360        356     360     356      0      0    9.740
 6,897,486.89   6.995     6.495      360        357     360     357      0      0    6.752
   199,499.32   8.600     8.100      360        358     360     358     60     58    8.350
 1,391,295.28   6.246     5.746      360        358     360     358     60     58    5.996
   895,996.96   5.968     5.468      360        357     360     357     24     21    4.968
21,505,757.97   6.212     5.712      360        357     360     357     47     44    5.692
   495,998.32   5.512     5.012      360        358     360     358     24     22    4.512
   782,747.35   5.775     5.275      360        357     360     357     60     57    5.525
 1,653,391.65   6.790     6.290      360        357     360     357      0      0    6.444
   197,122.03   6.605     6.105      360        357     360     357      0      0    6.434
 9,017,771.65   6.930     6.430      360        357     360     357      0      0    6.494
   399,340.98   7.000     6.500      360        355     360     355      0      0    5.750
   212,399.28   8.875     8.375      360        355     360     355     36     31    6.375
   970,996.71   6.624     6.124      360        358     360     358     42     40    6.185
 2,818,116.83   6.016     5.516      360        357     360     357     39     36    5.347
   364,998.76   5.950     5.450      360        358     360     358     60     58    5.700

                                                                 NUMBER OF
                                                                   MONTHS           ORIGINAL
                INITIAL                                 RATE     UNTIL NEXT         MONTHS TO
                 RATE                                  CHANGE       RATE             PREPAY
   CURRENT      CHANGE   PERIODIC  MAXIMUM   MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)    CAP(%)    CAP(%)   RATE(%)   RATE(%)    (MOS)       DATE     INDEX  EXPIRATION
----------------------------------------------------------------------------------------------
13,044,685.85   2.873     1.031    13.669     7.477       6          20       6ML        0
 6,138,450.88   3.000     1.000    13.428     7.428       6          20       6ML       12
   542,498.16   3.000     1.500    13.760     6.760       6          21       6ML       13
54,557,657.46   2.970     1.103    13.309     7.071       6          21       6ML       24
 3,371,875.66   2.696     1.120    13.447     7.088       6          20       6ML       36
   139,720.06   3.000     1.000    15.990     9.990       6          20       6ML       48
 6,897,486.89   3.000     1.000    12.995     6.995       6          21       6ML       60
   199,499.32   3.000     1.000    14.600     8.600       6          22       6ML        0
 1,391,295.28   3.000     1.000    12.246     6.246       6          22       6ML       12
   895,996.96   2.000     1.000    12.968     5.968       6          21       6ML       13
21,505,757.97   2.707     1.021    12.521     6.212       6          21       6ML       24
   495,998.32   2.000     1.000    12.512     5.512       6          22       6ML       36
   782,747.35   3.000     1.000    11.775     5.775       6          21       6ML       60
 1,653,391.65   2.793     1.000    12.997     6.845       6          33       6ML        0
   197,122.03   4.905     1.635    12.605     6.526       6          33       6ML       24
 9,017,771.65   2.794     1.104    13.150     6.834       6          33       6ML       36
   399,340.98   1.500     1.500    14.000     5.750       6          31       6ML       60
   212,399.28   1.500     1.500    15.875     8.875       6          31       6ML        0
   970,996.71   3.000     1.000    12.624     6.624       6          34       6ML       12
 2,818,116.83   2.679     1.064    12.273     6.016       6          33       6ML       36
   364,998.76   3.000     1.000    11.950     5.950       6          34       6ML       60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                            ONE MONTH LIBOR CAP TABLE

                                     NOTIONAL         1ML STRIKE       1ML STRIKE
          BEGINNING     ENDING       BALANCE         LOWER COLLAR     UPPER COLLAR
PERIOD     ACCRUAL     ACCRUAL         ($)               (%)              (%)
----------------------------------------------------------------------------------
  1       06/24/04     07/25/04   575,000,000.00        6.210            8.985
  2       07/25/04     08/25/04   569,898,863.26        6.210            8.985
  3       08/25/04     09/25/04   563,578,999.78        6.210            8.985
  4       09/25/04     10/25/04   556,044,443.02        6.426            8.985
  5       10/25/04     11/25/04   547,313,344.24        6.210            8.985
  6       11/25/04     12/25/04   537,405,129.46        6.426            8.985
  7       12/25/04     01/25/05   526,353,820.63        6.210            8.985
  8       01/25/05     02/25/05   514,227,820.70        6.210            8.985
  9       02/25/05     03/25/05   501,313,228.29        6.905            8.985
 10       03/25/05     04/25/05   487,740,945.89        6.211            8.985
 11       04/25/05     05/25/05   474,517,946.41        6.428            8.985
 12       05/25/05     06/25/05   461,661,720.78        6.213            8.985
 13       06/25/05     07/25/05   449,161,902.51        6.429            8.985
 14       07/25/05     08/25/05   437,008,422.18        6.214            8.985
 15       08/25/05     09/25/05   425,191,498.82        6.215            8.985
 16       09/25/05     10/25/05   413,701,631.53        6.432            8.985
 17       10/25/05     11/25/05   402,529,591.45        6.216            8.985
 18       11/25/05     12/25/05   391,666,413.86        6.433            8.985
 19       12/25/05     01/25/06   381,092,015.68        6.218            8.985
 20       01/25/06     02/25/06   370,315,101.45        6.219            8.985
 21       02/25/06     03/25/06   353,511,870.16        7.027            8.985
 22       03/25/06     04/25/06   337,404,496.34        7.910            8.985
 23       04/25/06     05/25/06   322,192,780.53        8.183            8.985
 24       05/25/06     06/25/06   307,770,774.81        7.892            8.985
 25       06/25/06     07/25/06   294,376,382.02        8.146            8.985
 26       07/25/06     08/25/06   285,345,061.48        7.868            8.985
 27       08/25/06     09/25/06   276,713,254.27        7.895            8.985
 28       09/25/06     10/25/06   268,358,836.74        8.725            8.985
 29       10/25/06     11/25/06   260,283,841.97        8.430            8.985
 30       11/25/06     12/25/06   252,466,450.48        8.709            8.985
 31       12/25/06     01/25/07   244,897,945.56        8.408            8.985
 32       01/25/07     02/25/07   237,570,055.92        8.398            8.985

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                     AVAILABLE   AVAILABLE
           PAYMENT   FUNDS CAP   FUNDS CAP
PERIOD      DATE     (%) (1)(2)  (%) (1)(3)
-------------------------------------------
   1     07/25/2004    6.475       6.475
   2     08/25/2004    6.475       9.250
   3     09/25/2004    6.475       9.250
   4     10/25/2004    6.691       9.250
   5     11/25/2004    6.475       9.250
   6     12/25/2004    6.691       9.250
   7     01/25/2005    6.475       9.250
   8     02/25/2005    6.503       9.250
   9     03/25/2005    7.233       9.250
  10     04/25/2005    6.565       9.250
  11     05/25/2005    6.796       9.250
  12     06/25/2005    6.580       9.250
  13     07/25/2005    6.803       9.250
  14     08/25/2005    6.588       9.250
  15     09/25/2005    6.591       9.250
  16     10/25/2005    6.815       9.250
  17     11/25/2005    6.599       9.250
  18     12/25/2005    6.823       9.250
  19     01/25/2006    6.607       9.250
  20     02/25/2006    6.612       9.250
  21     03/25/2006    7.380       9.250
  22     04/25/2006    7.363       9.250
  23     05/25/2006    7.617       9.250
  24     06/25/2006    7.373       9.250
  25     07/25/2006    7.621       9.250
  26     08/25/2006    7.379       9.250
  27     09/25/2006    7.382       9.250
  28     10/25/2006    7.632       9.250
  29     11/25/2006    7.389       9.250
  30     12/25/2006    7.639       9.250
  31     01/25/2007    7.397       9.250
  32     02/25/2007    7.401       9.250
  33     03/25/2007    8.213       9.645
  34     04/25/2007    7.496       9.395
  35     05/25/2007    7.761       9.728
  36     06/25/2007    7.515       9.397
  37     07/25/2007    7.770       9.694
  38     08/25/2007    7.437       9.365
  39     09/25/2007    7.434       9.391
  40     10/25/2007    7.678      10.251
  41     11/25/2007    7.427       9.915
  42     12/25/2007    7.671      10.225
  43      1/25/2008    7.420       9.874
  44      2/25/2008    7.416       9.855
  45      3/25/2008    7.924      10.528
  46      4/25/2008    7.409       9.927
  47      5/25/2008    7.653      10.247
  48      6/25/2008    7.402       9.894
  49      7/25/2008    7.645      10.201
  50      8/25/2008    7.395       9.852
  51      9/25/2008    7.392       9.838
  52     10/25/2008    7.635      10.201
  53     11/25/2008    7.385       9.860
  54     12/25/2008    7.627      10.165
  55      1/25/2009    7.378       9.815
  56      2/25/2009    7.374       9.793
  57      3/25/2009    8.165      10.818
  58      4/25/2009    7.377       9.753
  59      5/25/2009    7.625      10.058
  60      6/25/2009    7.381       9.711
  61      7/25/2009    7.630      10.011
  62      8/25/2009    7.387       9.666
  63      9/25/2009    7.390       9.643
  64     10/25/2009    7.639       9.941
  65     11/25/2009    7.396       9.597
  66     12/25/2009    7.647       9.894
  67      1/25/2010    7.404       9.552
  68      2/25/2010    7.408       9.529
  69      3/25/2010    8.206      10.525
  70      4/25/2010    7.416       9.484
  71      5/25/2010    7.668       9.776
  72      6/25/2010    7.426       9.438
  73      7/25/2010    7.679       9.729
  74      8/25/2010    7.436       9.393
  75      9/25/2010    7.442       9.370
  76     10/25/2010    7.696       9.659
  77     11/25/2010    7.454       9.325
  78     12/25/2010    7.709       9.613
  79      1/25/2011    7.467       9.280
  80      2/25/2011    7.474       9.258
  81      3/25/2011      N/A      10.225
  82      4/25/2011      N/A         N/A

1. Available Funds Cap means a per annum (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.10% and 1.57%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.10% and 1.57% in month 1, respectively, both increasing to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%            100%           150%           200%
                      PRICING SPEED   PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED
                         TO CALL         TO CALL        TO CALL        TO CALL         TO CALL
-------------------------------------------------------------------------------------------------
                       DISC MARGIN     DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN
=================================================================================================
A-2
100                              25              25             25             25              25

                WAL           17.96            3.00           2.36           1.33            1.03
   PRINCIPAL WINDOW   Jul04 - Dec32   Jul04 - Dec12  Jul04 - Feb11  Jul04 - May07   Jul04 - May06
-------------------------------------------------------------------------------------------------
M-1
100                              53              53             53             53              53

                WAL           26.05            5.57           4.71           3.99            2.14
   PRINCIPAL WINDOW   Feb26 - Dec32   Aug07 - Dec12  Nov07 - Feb11  May07 - Aug08   May06 - Nov06
-------------------------------------------------------------------------------------------------
M-2
100                             115             115            115            115             115

                WAL           26.05            5.55           4.59           4.04            2.67
   PRINCIPAL WINDOW   Feb26 - Dec32   Jul07 - Dec12  Sep07 - Feb11  Feb08 - Aug08   Nov06 - Mar07
-------------------------------------------------------------------------------------------------
M-3
100                             135             135            135            135             135

                WAL           26.05            5.55           4.54           3.70            2.75
   PRINCIPAL WINDOW   Feb26 - Dec32   Jul07 - Dec12  Aug07 - Feb11  Dec07 - Aug08   Mar07 - Mar07
-------------------------------------------------------------------------------------------------
B-1
100                             225             225            225            225             225

                WAL           26.05            5.55           4.52           3.54            2.75
   PRINCIPAL WINDOW   Feb26 - Dec32   Jul07 - Dec12  Jul07 - Feb11  Sep07 - Aug08   Mar07 - Mar07
-------------------------------------------------------------------------------------------------
B-2
100                             400             400            400            400             400

                WAL           25.92            5.25           4.28           3.29            2.75
   PRINCIPAL WINDOW   Feb26 - Dec32   Jul07 - Dec12  Jul07 - Feb11  Jul07 - Aug08   Mar07 - Mar07
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%           100%             150%           200%
                      PRICING SPEED   PRICING SPEED  PRICING SPEED   PRICING SPEED   PRICING SPEED
                       TO MATURITY     TO MATURITY    TO MATURITY     TO MATURITY     TO MATURITY
--------------------------------------------------------------------------------------------------
                       DISC MARGIN     DISC MARGIN    DISC MARGIN     DISC MARGIN     DISC MARGIN
==================================================================================================
A-2
100                              25              27             27              25              25

                WAL           18.00            3.33           2.65            1.33            1.03
   PRINCIPAL WINDOW   Jul04 - Feb34   Jul04 - Feb24  Jul04 - Aug20   Jul04 - May07   Jul04 - May06
--------------------------------------------------------------------------------------------------
M-1
100                              53              55             55              62              53

                WAL           26.18            6.20           5.24            6.04            2.14
   PRINCIPAL WINDOW   Feb26 - Feb34   Aug07 - Jun20  Nov07 - Sep17   May07 - May15   May06 - Nov06
--------------------------------------------------------------------------------------------------
M-2
100                             115             119            120             120             127

                WAL           26.17            6.11           5.05            4.42            3.43
   PRINCIPAL WINDOW   Feb26 - Jan34   Jul07 - Feb19  Sep07 - Apr16   Feb08 - Jan12   Nov06 - Mar12
--------------------------------------------------------------------------------------------------
M-3
100                             135             139            139             139             164

                WAL           26.16            5.99           4.91            3.94            5.01
   PRINCIPAL WINDOW   Feb26 - Oct33   Jul07 - Nov16  Aug07 - May14   Dec07 - Sep10   Nov08 - Mar10
--------------------------------------------------------------------------------------------------
B-1
100                             225             229            229             229             257

                WAL           26.12            5.79           4.73            3.67            3.90
   PRINCIPAL WINDOW   Feb26 - Aug33   Jul07 - Oct15  Jul07 - Jun13   Sep07 - Feb10   Dec07 - Nov08
--------------------------------------------------------------------------------------------------
B-2
100                             400             400            400             400             432

                WAL           25.92            5.25           4.28            3.29            3.32
   PRINCIPAL WINDOW   Feb26 - Dec32   Jul07 - Dec12  Jul07 - Feb11   Jul07 - Aug08   Aug07 - Dec07
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING   80% PRICING   100% PRICING   150% PRICING  200% PRICING
          DATE                   SPEED         SPEED          SPEED         SPEED          SPEED
----------------------------   ----------   -----------   ------------   ------------  ------------
Initial Percentage                 100           100           100            100           100
25-Jun-05                           97            77            72             59            46
25-Jun-06                           96            50            40             17             0
25-Jun-07                           95            32            21              0             0
25-Jun-08                           94            26            20              0             0
25-Jun-09                           92            20            14              0             0
25-Jun-10                           91            16            10              0             0
25-Jun-11                           89            12             8              0             0
25-Jun-12                           87             9             6              0             0
25-Jun-13                           85             7             4              0             0
25-Jun-14                           82             6             3              0             0
25-Jun-15                           80             5             3              0             0
25-Jun-16                           77             4             2              0             0
25-Jun-17                           74             3             2              0             0
25-Jun-18                           71             2             1              0             0
25-Jun-19                           65             2             1              0             0
25-Jun-20                           61             2             *              0             0
25-Jun-21                           58             1             0              0             0
25-Jun-22                           54             1             0              0             0
25-Jun-23                           49             *             0              0             0
25-Jun-24                           44             0             0              0             0
25-Jun-25                           40             0             0              0             0
25-Jun-26                           35             0             0              0             0
25-Jun-27                           32             0             0              0             0
25-Jun-28                           28             0             0              0             0
25-Jun-29                           24             0             0              0             0
25-Jun-30                           19             0             0              0             0
25-Jun-31                           15             0             0              0             0
25-Jun-32                            9             0             0              0             0
25-Jun-33                            4             0             0              0             0
25-Jun-34                            0             0             0              0             0

Average Life (years)             18.00          3.33          2.65           1.33          1.03
First Principal Payment Date     Jul04         Jul04         Jul04          Jul04         Jul04
Last Principal Payment Date      Feb34         Feb24         Aug20          May07         May06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING   80% PRICING   100% PRICING   150% PRICING  200% PRICING
          DATE                   SPEED         SPEED          SPEED         SPEED          SPEED
----------------------------   ----------   -----------   ------------   ------------  ------------
Initial Percentage                 100           100           100            100           100
25-Jun-05                          100           100           100            100           100
25-Jun-06                          100           100           100            100            64
25-Jun-07                          100           100           100             84             0
25-Jun-08                          100            67            50             84             0
25-Jun-09                          100            51            35             71             0
25-Jun-10                          100            39            25             44             0
25-Jun-11                          100            29            18             28             0
25-Jun-12                          100            22            13             17             0
25-Jun-13                          100            17             9              8             0
25-Jun-14                          100            13             7              3             0
25-Jun-15                          100            10             5              0             0
25-Jun-16                          100             8             3              0             0
25-Jun-17                          100             6             *              0             0
25-Jun-18                          100             5             0              0             0
25-Jun-19                          100             2             0              0             0
25-Jun-20                          100             0             0              0             0
25-Jun-21                          100             0             0              0             0
25-Jun-22                          100             0             0              0             0
25-Jun-23                          100             0             0              0             0
25-Jun-24                          100             0             0              0             0
25-Jun-25                          100             0             0              0             0
25-Jun-26                           97             0             0              0             0
25-Jun-27                           88             0             0              0             0
25-Jun-28                           77             0             0              0             0
25-Jun-29                           66             0             0              0             0
25-Jun-30                           54             0             0              0             0
25-Jun-31                           41             0             0              0             0
25-Jun-32                           27             0             0              0             0
25-Jun-33                           12             0             0              0             0
25-Jun-34                            0             0             0              0             0

Average Life (years)             26.18          6.20          5.24           6.04          2.14
First Principal Payment Date     Feb26         Aug07         Nov07          May07         May06
Last Principal Payment Date      Feb34         Jun20         Sep17          May15         Nov06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING   80% PRICING   100% PRICING   150% PRICING  200% PRICING
          DATE                   SPEED         SPEED          SPEED         SPEED          SPEED
----------------------------   ----------   -----------   ------------   ------------  ------------
Initial Percentage                 100           100           100            100           100
25-Jun-05                          100           100           100            100           100
25-Jun-06                          100           100           100            100           100
25-Jun-07                          100           100           100            100            19
25-Jun-08                          100            67            50             62            19
25-Jun-09                          100            51            35             13            19
25-Jun-10                          100            39            25              8            14
25-Jun-11                          100            29            18              2             4
25-Jun-12                          100            22            13              0             0
25-Jun-13                          100            17             9              0             0
25-Jun-14                          100            13             6              0             0
25-Jun-15                          100            10             2              0             0
25-Jun-16                          100             8             0              0             0
25-Jun-17                          100             5             0              0             0
25-Jun-18                          100             2             0              0             0
25-Jun-19                          100             0             0              0             0
25-Jun-20                          100             0             0              0             0
25-Jun-21                          100             0             0              0             0
25-Jun-22                          100             0             0              0             0
25-Jun-23                          100             0             0              0             0
25-Jun-24                          100             0             0              0             0
25-Jun-25                          100             0             0              0             0
25-Jun-26                           97             0             0              0             0
25-Jun-27                           88             0             0              0             0
25-Jun-28                           77             0             0              0             0
25-Jun-29                           66             0             0              0             0
25-Jun-30                           54             0             0              0             0
25-Jun-31                           41             0             0              0             0
25-Jun-32                           27             0             0              0             0
25-Jun-33                           12             0             0              0             0
25-Jun-34                            0             0             0              0             0

Average Life (years)             26.17          6.11          5.05           4.42          3.43
First Principal Payment Date     Feb26         Jul07         Sep07          Feb08         Nov06
Last Principal Payment Date      Jan34         Feb19         Apr16          Jan12         Mar12

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING   100% PRICING   150% PRICING      200% PRICING
            DATE                   SPEED         SPEED         SPEED           SPEED            SPEED
----------------------------    ----------    -----------   ------------   ------------      ------------
Initial Percentage                  100           100            100             100              100
25-Jun-05                           100           100            100             100              100
25-Jun-06                           100           100            100             100              100
25-Jun-07                           100           100            100             100              100
25-Jun-08                           100            67             50              21              100
25-Jun-09                           100            51             35              13               44
25-Jun-10                           100            39             25               3                0
25-Jun-11                           100            29             18               0                0
25-Jun-12                           100            22             13               0                0
25-Jun-13                           100            17              9               0                0
25-Jun-14                           100            13              0               0                0
25-Jun-15                           100            10              0               0                0
25-Jun-16                           100             3              0               0                0
25-Jun-17                           100             0              0               0                0
25-Jun-18                           100             0              0               0                0
25-Jun-19                           100             0              0               0                0
25-Jun-20                           100             0              0               0                0
25-Jun-21                           100             0              0               0                0
25-Jun-22                           100             0              0               0                0
25-Jun-23                           100             0              0               0                0
25-Jun-24                           100             0              0               0                0
25-Jun-25                           100             0              0               0                0
25-Jun-26                            97             0              0               0                0
25-Jun-27                            88             0              0               0                0
25-Jun-28                            77             0              0               0                0
25-Jun-29                            66             0              0               0                0
25-Jun-30                            54             0              0               0                0
25-Jun-31                            41             0              0               0                0
25-Jun-32                            27             0              0               0                0
25-Jun-33                            12             0              0               0                0
25-Jun-34                             0             0              0               0                0

Average Life (years)              26.16          5.99           4.91            3.94             5.01
First Principal Payment Date      Feb26         Jul07          Aug07           Dec07            Nov08
Last Principal Payment Date       Oct33         Nov16          May14           Sep10            Mar10

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING   100% PRICING   150% PRICING      200% PRICING
            DATE                   SPEED         SPEED         SPEED           SPEED            SPEED
----------------------------    ----------    -----------   ------------   ------------      ------------
Initial Percentage                  100           100            100             100              100
25-Jun-05                           100           100            100             100              100
25-Jun-06                           100           100            100             100              100
25-Jun-07                           100           100            100             100              100
25-Jun-08                           100            67             50              21               33
25-Jun-09                           100            51             35               6                0
25-Jun-10                           100            39             25               0                0
25-Jun-11                           100            29             16               0                0
25-Jun-12                           100            22              6               0                0
25-Jun-13                           100            15              0               0                0
25-Jun-14                           100             7              0               0                0
25-Jun-15                           100             1              0               0                0
25-Jun-16                           100             0              0               0                0
25-Jun-17                           100             0              0               0                0
25-Jun-18                           100             0              0               0                0
25-Jun-19                           100             0              0               0                0
25-Jun-20                           100             0              0               0                0
25-Jun-21                           100             0              0               0                0
25-Jun-22                           100             0              0               0                0
25-Jun-23                           100             0              0               0                0
25-Jun-24                           100             0              0               0                0
25-Jun-25                           100             0              0               0                0
25-Jun-26                            97             0              0               0                0
25-Jun-27                            88             0              0               0                0
25-Jun-28                            77             0              0               0                0
25-Jun-29                            66             0              0               0                0
25-Jun-30                            54             0              0               0                0
25-Jun-31                            41             0              0               0                0
25-Jun-32                            27             0              0               0                0
25-Jun-33                             5             0              0               0                0
25-Jun-34                             0             0              0               0                0

Average Life (years)              26.12          5.79           4.73            3.67             3.90
First Principal Payment Date      Feb26         Jul07          Jul07           Sep07            Dec07
Last Principal Payment Date       Aug33         Oct15          Jun13           Feb10            Nov08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING   100% PRICING   150% PRICING      200% PRICING
            DATE                   SPEED         SPEED         SPEED           SPEED            SPEED
----------------------------    ----------    -----------   ------------   ------------      ------------
Initial Percentage                  100           100            100             100              100
25-Jun-05                           100           100            100             100              100
25-Jun-06                           100           100            100             100              100
25-Jun-07                           100           100            100             100              100
25-Jun-08                           100            67             50               2                0
25-Jun-09                           100            51             30               0                0
25-Jun-10                           100            37             10               0                0
25-Jun-11                           100            19              0               0                0
25-Jun-12                           100             5              0               0                0
25-Jun-13                           100             0              0               0                0
25-Jun-14                           100             0              0               0                0
25-Jun-15                           100             0              0               0                0
25-Jun-16                           100             0              0               0                0
25-Jun-17                           100             0              0               0                0
25-Jun-18                           100             0              0               0                0
25-Jun-19                           100             0              0               0                0
25-Jun-20                           100             0              0               0                0
25-Jun-21                           100             0              0               0                0
25-Jun-22                           100             0              0               0                0
25-Jun-23                           100             0              0               0                0
25-Jun-24                           100             0              0               0                0
25-Jun-25                           100             0              0               0                0
25-Jun-26                            97             0              0               0                0
25-Jun-27                            88             0              0               0                0
25-Jun-28                            77             0              0               0                0
25-Jun-29                            66             0              0               0                0
25-Jun-30                            54             0              0               0                0
25-Jun-31                            41             0              0               0                0
25-Jun-32                            15             0              0               0                0
25-Jun-33                             0             0              0               0                0

Average Life (years)              25.92          5.25           4.28            3.29             3.32
First Principal Payment Date      Feb26         Jul07          Jul07           Jul07            Aug07
Last Principal Payment Date       Dec32         Dec12          Feb11           Aug08            Dec07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, at which the referenced Class first incurs a principal writedown. Calculations are run to maturity at both static LIBOR (1ML=1.10%, 6ML=1.57%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) 0 month lag from default to loss, (3) 100% P&I advancing,
(4) triggers fail (i.e., no stepdown and no stepup):

                                                      STATIC LIBOR                                   FORWARD LIBOR
                                         -----------------------------------------      --------------------------------------
                                         35% LOSS         45% LOSS        55% LOSS      35% LOSS       45% LOSS       55% LOSS
                                         SEVERITY         SEVERITY        SEVERITY      SEVERITY       SEVERITY       SEVERITY
                                         -------------------------------------------------------------------------------------
CLASS M-1       CDR Break                 31.045%         23.234%          18.552%       25.954%        19.014%        14.978%
                Cum Loss                   19.23%          20.65%           21.68%        17.26%         18.07%         18.61%
CLASS M-2       CDR Break                 21.386%         16.492%          13.418%       16.235%        12.285%         9.869%
                Cum Loss                   15.21%          16.32%           17.12%        12.56%         13.11%         13.47%
CLASS M-3       CDR Break                 18.826%         14.634%          11.964%       13.671%        10.422%         8.417%
                Cum Loss                   13.94%          14.95%           15.67%        11.06%         11.52%         11.83%
CLASS B-1       CDR Break                 14.789%         11.631%           9.580%        9.172%         7.109%         5.797%
                Cum Loss                   11.72%          12.54%           13.13%         8.08%          8.39%          8.60%
CLASS B-2       CDR Break                 12.934%         10.246%           8.477%        7.668%         6.020%         4.954%
                Cum Loss                   10.59%          11.34%           11.87%         6.96%          7.27%          7.48%

                                 FORWARD LIBOR

                           [FORWARD LIBOR LINE GRAPH]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=1.10%, 6ML=1.57%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

           EXCESS SPREAD IN BPS    EXCESS SPREAD IN BPS
PERIOD       (STATIC LIBOR)          (FORWARD LIBOR)
-------    --------------------    --------------------
Avg yr1            505                    405
Avg yr2            528                    282
Avg yr3            576                    359
Avg yr4            577                    368
Avg yr5            579                    342

             EXCESS                            EXCESS                EXCESS                             EXCESS
           SPREAD IN                          SPREAD IN             SPREAD IN                          SPREAD IN
              BPS         1 MONTH    6 MONTH     BPS                   BPS        1 MONTH     6 MONTH     BPS
            (STATIC       FORWARD    FORWARD   (FORWARD              (STATIC      FORWARD     FORWARD  (FORWARD
PERIOD       LIBOR)        LIBOR      LIBOR     LIBOR)     PERIOD     LIBOR)        LIBOR       LIBOR     LIBOR)
------     ---------      -------    -------  ---------    ------   ---------     -------     -------  ---------
 1            493         1.1000%    1.5900%     493         42        590         5.4757%    5.6471%     388
 2            493         1.3278%    1.7766%     470         43        566         5.5278%    5.6869%     349
 3            492         1.5059%    1.9413%     452         44        566         5.5505%    5.7258%     346
 4            514         1.6891%    2.1234%     455         45        617         5.6143%    5.7666%     406
 5            492         1.8480%    2.2912%     417         46        566         5.6530%    5.8016%     352
 6            513         2.0138%    2.4537%     422         47        591         5.6632%    5.8378%     383
 7            491         2.1918%    2.6237%     382         48        566         5.7202%    5.8767%     342
 8            493         2.3737%    2.7936%     365         49        590         5.7591%    5.9126%     369
 9            566         2.5485%    2.9435%     419         50        565         5.7758%    5.9442%     333
10            498         2.7104%    3.1102%     335         51        565         5.8291%    5.9820%     327
11            521         2.8608%    3.2499%     343         52        589         5.8632%    6.0141%     367
12            498         3.0146%    3.3761%     308         53        564         5.8780%    6.0438%     332
13            520         3.1602%    3.5117%     314         54        588         5.9280%    6.0758%     357
14            498         3.2844%    3.6399%     280         55        563         5.9603%    6.1036%     319
15            497         3.4322%    3.7601%     266         56        563         5.9794%    6.1327%     315
16            519         3.5733%    3.8849%     273         57        642         6.0246%    6.1612%     414
17            497         3.6519%    3.9921%     243         58        564         6.0503%    6.1874%     315
18            518         3.7963%    4.0987%     250         59        589         6.0561%    6.2169%     345
19            496         3.9270%    4.2137%     216         60        565         6.0964%    6.2443%     308
20            495         4.0201%    4.3055%     206         61        590         6.1262%    6.2728%     336
21            571         4.1508%    4.3888%     274         62        566         6.1425%    6.3001%     301
22            568         4.2317%    4.4762%     353         63        566         6.1808%    6.3268%     297
23            591         4.2897%    4.5546%     375         64        592         6.2089%    6.3525%     333
24            565         4.4032%    4.6287%     333         65        568         6.2259%    6.3781%     298
25            589         4.5018%    4.7037%     348         66        593         6.2601%    6.4013%     326
26            563         4.5191%    4.7716%     318         67        569         6.2849%    6.4259%     290
27            562         4.6290%    4.8440%     309         68        570         6.3028%    6.4517%     287
28            586         4.7140%    4.9189%     385         69        650         6.3334%    6.4747%     387
29            560         4.7386%    4.9774%     352         70        571         6.3549%    6.4995%     286
30            584         4.8367%    5.0408%     370         71        597         6.3705%    6.5254%     316
31            558         4.9147%    5.1056%     331         72        573         6.3998%    6.5483%     280
32            557         4.9451%    5.1591%     326         73        599         6.4275%    6.5725%     308
33            637         5.0345%    5.2135%     418         74        575         6.4479%    6.5968%     273
34            564         5.1011%    5.2675%     377         75        576         6.4743%    6.6193%     270
35            589         5.1075%    5.3158%     410         76        602         6.4973%    6.6445%     300
36            562         5.1920%    5.3667%     367         77        578         6.5135%    6.6641%     266
37            586         5.2509%    5.4209%     391         78        604         6.5387%    6.6855%     295
38            558         5.2626%    5.4628%     351         79        580         6.5626%    6.7069%     259
39            561         5.3376%    5.5138%     348         80        581         6.5848%    6.7294%     256
40            588         5.3935%    5.5603%     395         81        ***         6.6100%    6.7486%     357
41            564         5.4084%    5.6016%     363

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.